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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 10, 1998



                    IMC Home Equity Loan Owner Trust 1998-7
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             (Exact name of registrant as specified in its charter)

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            Delaware                        333-48429-04                    Being Applied For
----------------------------                ------------                   -------------------
(State or Other Jurisdiction)               (Commission                      (I.R.S. Employer
       of Incorporation)                    File Number)                    Identification No.)

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c/o Wilmington Trust Company,
      as Owner Trustee
  1100 North Market Street
     Wilmington, Delaware                                             19890
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  (Address of Principal                                            (Zip Code)
    Executive Offices)


         Registrant's telephone number, including area code (302) 651-1000
                                                            --------------

                                      N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         Reference is hereby made to the Registration Statement on Form S-3 (Registration File No. 333-48429), as amended, filed by IMC Securities, Inc. (the "Depositor") with the Securities and Exchange Commission (the "Commission") on March 20, 1998, pursuant to which the Depositor registered $5,000,000,000 aggregate principal amount of its mortgage asset-backed certificates and notes, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus, dated May 29, 1998, and the related Prospectus Supplement, dated December 2, 1998, which were previously filed with the Commission pursuant to Rule 424(b)(5), with respect to the IMC HOME EQUITY LOAN OWNER TRUST 1998-7 Home Equity Loan Asset Backed Notes, Series 1998-7A (the "Series 1998-7A Notes") and Series 1998-7B (the "Series 1998-7B Notes" and, together with the Series 1998-7A Notes, the "Notes").

         The Notes were sold to PaineWebber Incorporated pursuant to the terms of an underwriting agreement dated December 2, 1998 (the "Underwriting Agreement") among IMC Securities, Inc., IMC Mortgage Company and PaineWebber Incorporated. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.

         The Series 1998-7A Notes were issued pursuant to an Indenture dated as of December 1, 1998 (the "Series 1998-7A Indenture") between IMC Home Equity Loan Owner Trust 1998-7 (the "Registrant" or the "Trust") and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee"). The Series 1998-7B Notes were issued pursuant to an Indenture dated as of December 1, 1998 (the "Series 1998-7B Indenture") between the Trust and the Indenture Trustee. Copies of the Series 1998-7A Indenture and the Series 1998-7B Indenture are filed herewith as Exhibits 4.1 and 4.2, respectively.

         The Series 1998-7A Notes are secured by a portion of the trust estate pledged under the Series 1998-7A Indenture ("Pool I") and by a limited right to receive certain excess cashflow from Pool II to fund certain shortfalls. The Series 1998-7B Notes are secured by a portion of the trust estate pledged under the Series 1998-7B Indenture ("Pool II") and by a limited right to receive certain excess cashflow from Pool I to fund certain shortfalls. The assets of the Trust, consisting of Pool I and Pool II, primarily include a pool of fixed and adjustable rate home equity loans (the "Home Equity Loans") secured by first and second lien mortgages or deeds of trust on one-to-four family residential properties.

         Beneficial interests in the Trust are represented by certificates issued pursuant to the Trust Agreement dated as of December 1, 1998 (the "Trust Agreement") between the Depositor and Wilmington Trust Company, as Owner Trustee. A copy of the Trust Agreement is filed herewith as Exhibit 4.3.

         The Home Equity Loans were sold by IMC Mortgage Company (the "Seller") to the Depositor and were simultaneously sold by the Depositor to the Registrant pursuant to the Sale and Servicing Agreement dated as of December 1, 1998 (the "Sale and Servicing Agreement") among IMC Mortgage Company, as Seller, Ocwen Federal Bank FSB, as Servicer, the Depositor, the Registrant and The Chase Manhattan Bank, as Indenture Trustee. The Home Equity Loans will be


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serviced by the Servicer pursuant to the terms of the Sale and Servicing
Agreement . A copy of the Sale and Servicing Agreement is filed herewith as
Exhibit 10.1.

         As of the Closing Date, the Home Equity Loans possessed the characteristics described in the Prospectus dated May 29, 1998 and the Prospectus Supplement dated December 2, 1998 filed pursuant to Rule 424(b)(5) of the Act on December 11, 1998. In such Prospectus Supplement, a commitment was made to provide a description of the Pool I Home Equity Loans and the Pool II Home Equity Loans, including Home Equity Loans acquired between the Cut-Off Date (December 1, 1998) and the Closing Date (December 10, 1998), in a current report on Form 8-K. Such description is attached hereto as Exhibit 99.1.



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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)        Not applicable

(b)        Not applicable

(c)        Exhibits:

           1.1 Underwriting Agreement dated December 2, 1998, among IMC Securities, Inc., IMC Mortgage Company and PaineWebber Incorporated.

           4.1 Indenture, dated as of December 1, 1998, relating to the Series 1998-7A Notes between IMC Home Equity Loan Owner Trust 1998-7, as Issuer and The Chase Manhattan Bank, as Indenture Trustee.

           4.2 Indenture, dated as of December 1, 1998, relating to the Series 1998-7B Notes between IMC Home Equity Loan Owner Trust 1998-7, as Issuer and The Chase Manhattan Bank, as Indenture Trustee.

           4.3 Trust Agreement, dated as of December 1, 1998 between IMC Securities, Inc., as Depositor, and Wilmington Trust Company, as Owner Trustee.

           10.1 Sale and Servicing Agreement dated as of December 1, 1998, among IMC Securities Inc., as Depositor, IMC Home Equity Loan Owner Trust 1998-7, as Issuer, IMC Mortgage Company, as Seller, Ocwen Federal Bank FSB, as Servicer, and The Chase Manhattan Bank, as Indenture Trustee.

           99.1 Description of the Home Equity Loans as of the Closing Date (December 10, 1998).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     IMC HOME EQUITY LOAN OWNER TRUST 1998-7

                                     By:   IMC SECURITIES, INC.,
                                            as Depositor

                                     By:    /s/ Thomas Middleton
                                           ---------------------------
                                           Name:   Thomas Middleton
                                           Title:  President and Chief
                                                   Operating Officer


Dated:   December 21, 1998


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                                  EXHIBIT INDEX
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Exhibit No.     Description                                                          Page No.

1.1 Underwriting Agreement dated December 2, 1998, among IMC Securities, Inc., IMC Mortgage Company and PaineWebber Incorporated.

4.1 Indenture, dated as of December 1, 1998, relating to the Series 1998-7A Notes, between IMC Home Equity Loan Owner Trust
                1998-7, as Issuer and The Chase Manhattan Bank, as Indenture Trustee.

4.2 Indenture, dated as of December 1, 1998, relating to the Series 1998-7B Notes, between IMC Home Equity Loan Owner Trust
                1998-7, as Issuer and The Chase Manhattan Bank, as Indenture Trustee.

4.3 Trust Agreement, dated as of December 1, 1998 between IMC Securities, Inc., as Depositor, and Wilmington Trust Company, as Owner Trustee.

10.1 Sale and Servicing Agreement dated as of December 1, 1998, among IMC Securities Inc., as Depositor, IMC Home Equity Loan Owner Trust 1998-7, as Issuer, IMC Mortgage Company, as Seller, Ocwen Federal Bank FSB, as Servicer, and The Chase Manhattan Bank, as Indenture Trustee.

99.1 Description of the Home Equity Loans as of the Closing Date (December 10, 1998).

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